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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     July 14, 2006
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         1-4219                                         74-1339132
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(Commission File Number)                       (IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York           14618
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(Address of Principal Executive Offices)                    (Zip Code)

(585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 14, 2006, Zapata Corporation. (the "Registrant") notified the New York Stock Exchange (the "NYSE") that it had inadvertently omitted to state in the proxy statement for its 2006 Annual Meeting of Stockholders that the Registrant's Board of Directors had determined that the simultaneous service on the audit committees of four public companies (one of which is the Registrant's audit committee) by director Warren Gfeller does not impair Mr. Gfeller's ability to effectively serve on the Registrant's audit committee. The Commentary to Section 303A.07 of the NYSE Listed Company Manual requires this statement be included in the annual proxy statement.

The NYSE has advised the Registrant that the filing of this Current Report on Form 8-K with the Securities and Exchange Commission will correct this noncompliance.

Section 9 - Financial Statements and Exhibits

Section 9.01 Financial Statements and Exhibits

     (d) Exhibits
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         None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ZAPATA CORPORATION


Date: July 14, 2006                 By: /s/ Leonard DiSalvo
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                                        Name:  Leonard DiSalvo
                                        Title: Vice President - Finance and CFO


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